UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21073

Bragg Capital Trust

(Exact name of registrant as specified in charter)

100 Queens Road Charlotte, NC 28204

(Address of principal executive offices)

(Zip code)

100 Queens Road Charlotte, NC 28204

(Name and address of agent for service)

Registrant's telephone number, including area code:704-714-7711

Date of fiscal year end:

5/31

Date of reporting period:

5/31/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

Queens Road Value Fund

Queens Road Small Cap Value Fund

Each a series of the

Bragg Capital Trust

May 31, 2004

Board of Trustees

Benton Bragg

Steve Scruggs

Phil Blount

Tim Ignasher

Chris Brady

Harold Smith

Investment Adviser

Bragg Financial Advisors, Inc.

100 Queens Road

Charlotte, NC 28204

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd, Suite C

Brecksville, Ohio 44141

Custodian

US Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Auditors

Cohen McCurdy Ltd

826 Westpoint Parkway Suite 1250

Westlake, Ohio 44145

Shares of the Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, L.L.C, an affiliate of the Investment Adviser. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.  The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds.  The Funds are not bank deposits, not FDIC insured and may lose value.  Please read the prospectus carefully before investing or sending money.

Dear Fellow Shareholders:

This report covers the performance of the Queens Road Value Fund and the Queens Road Small Cap Value Fund during our recent fiscal year ended May 31, 2004. Specific performance information for both funds, including comparisons to their respective benchmarks and peer groups, is included later in the report.

And the beat goes on…

What started a couple of years ago as a jobless recovery has slowly transformed into a job-creating recovery. Job creation and robust economic growth have caused the Fed to alter its approach from accommodation to what looks to be some near-term tightening. While commodity price inflation seems to have existed across the board for almost a year, we’re just beginning to see the signs of significant inflation in finished goods. The current landscape and most recent economic data have caused a lot of people to say that the recent period of very low inflation is behind us.

It’s easy to agree with this reasoning, but the fact of the matter is that neither we nor anyone else knows what inflation and interest rates are going to do over the next few years. You can find well-reasoned predictions on both sides of the argument. But you don’t have to look back very far to see what folly it is to try to predict interest rates. In early 2002, with the economy picking up steam and interest rates at 40-year lows, the common “wisdom” was that interest rates would rise soon. Surprisingly, the bond market rallied throughout the year and investors who had moved from bonds to the safety of money market accounts ended up with less wealth.

Consistent with our investment philosophy, we won’t be spending a lot of time predicting the Fed’s actions for the remainder of the year, the outcome of the election this fall, or how the events in Iraq are going to play out. We’re going to continue scouring the landscape for investments meeting our strict criteria and re-examining our current holdings to make sure they still meet these standards. Despite the current economic uncertainty, it should not surprise you that we feel great about the long-term prospects of the companies we’re invested in.

More than a few bad apples

As we mentioned in our semi-annual report last fall, the recent mutual fund scandals have tarnished the reputation of our industry. While only a minority are guilty, it appears to be a substantial minority. We wouldn’t be surprised if a few more indiscretions are brought to light before it’s all said and done. We suggest the best way for investors to avoid getting caught in the snare of these thieves is to employ the advice of a reputable financial advisor that does extensive due diligence on its investments and speaks often of such boring things as “long-term risk-adjusted return” and “asset allocation.” When in doubt, get a second opinion. It’s unfortunate that there will always be scoundrels in every profession, but by using a competent, objective financial advisor (or doing a great deal of due diligence yourself) you will lower your chances of getting burned.

As for the way we run our funds….We don’t pay anyone an incentive to sell our shares. We want investors to buy our funds because they fit into their investment strategies. We focus on trying to deliver above-average, long-term risk-adjusted performance, style consistency, low turnover, and below-average expenses. If we can provide these, investors will invest in us.

It’s also significant that we have no soft dollar arrangements. These are agreements under which investment advisors pay a higher commission to a broker so that broker will give them things that benefit the advisors’ clients. These items may include such things as research, Bloomberg terminals, quote services, etc.

This practice obviously creates huge conflicts of interest. At Bragg Financial Advisors, we pay for these  investment tools out of the management fee we charge our clients. We pay commissions only for good executions, and though we are very small we average less than 2 cents per share for brokerage commissions. In contrast, it’s been estimated that most mutual funds average about 5 cents per share. If our assets increase, our trading volume will most likely increase too, which we hope will allow us to further reduce our brokerage commissions per share.

As the largest shareholder in the funds, we at Bragg Financial Advisors manage the money as though it were our own, because most of it is. If you ever have any questions regarding our operations feel free to call us and we’ll answer them.

One last note: since our fiscal year ended we have applied for and received ticker symbols from the NASDAQ. The Queens Road Value Fund’s is QRLVX and the Queens Road Small Cap Value Fund’s is QRSVX.  In addition to our fund accountant’s website, www.mutualss.com, where pricing information has always been available, you will now find each fund’s daily NAV on popular financial news websites.

As always, thank your for your support.

Sincerely,

/s/Steve Scruggs

/s/Benton Bragg

Steve Scruggs, CFA

Benton Bragg, CFA

President, Portfolio Manager

Chairman

Queens Road Value Fund

Manager’s Discussion

The Queens Road Value Fund had a great year and was up 18.77% for the twelve months. However, we trailed our primary benchmark, the Barra Large Cap Value Index, which was up 20.53%. Nevertheless, we did manage to outperform the S&P 500, which increased 18.35%.

The fund made some big changes during the year. As most of you know, the fund changed its name in November, 2003 from the Queens Road Large Cap Value Fund to the Queens Road Value Fund. Concurrent with that change, we removed the restriction requiring the fund to hold at least 80% of its net assets in large cap stocks. While we don’t anticipate any major changes to the portfolio’s overall characteristics, this shift will allow the fund to invest in more mid cap and even small cap stocks at the manager’s discretion. Having said that, we fully intend on the fund’s maintaining its “Large Cap” categorization by Morningstar and Lipper, the major rating services.

Another big change at the fund occurred in April of this year when its portfolio manager, Mark Thompson, left the fund’s advisory firm. At that time, Steve Scruggs took over management of the portfolio.

The chart below shows the fund’s performance for the recent fiscal year ended May 31, along with the returns for the Barra Large Value Index and the Standard and Poor’s 500 Index. The fund attempts to sustain a strong correlation with the Barra Large Value Index by maintaining corresponding portfolio sector weights. We try to outperform the index through security selection, and invest only in those companies that we believe have the best prospects for long-term performance.

Please note that due to the low level of assets in the fund, the advisor has voluntarily agreed to waive its management fee, which would have been 0.95%.  The advisor is under no obligation to continue waiving its fee in the future. Had the advisor not waived its fee, our performance would have been lower.

	QRVLX	S&P/Barra Large Value	S&P 500
June 2003	1.21	0.73	1.28
July 2003	1.66	2.22	1.76
August 2003	1.27	2.16	1.95
September 2003	-1.25	-1.81	-1.05
October 2003	8.05	6.84	5.65
November 2003	0.75	.90	0.88
December 2003	5.61	6.18	5.24
January 2004	0.80	1.77	1.84
February 2004	1.83	2.26	1.39
March 2004	-0.70	-0.69	-1.50
April 2004	-2.91	-2.47	-1.56
May 2004	1.46	1.15	1.37
One Year	18.77	20.53	18.36

Queens Road Value Fund

		Schedule of Investments
		May 31, 2004
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Aerospace & Defense
160	Boeing Co.	$ 7,328
170	United Technologies	14,384
		21,712	4.07%
Air Freight & Couriers
130	Federal Express Corp.	9,565	1.79%

Aluminum
330	ALCOA, Inc.	10,329	1.93%

Automobile Manufacturers
150	General Motors Corp.	6,809	1.28%

Banks
175	Bank of America Corp.	14,548
340	BB&T Corp.	12,811
250	National City Corp.	8,873
300	US Bancorp	8,430
215	Wachovia Corp.	10,150
235	Wells Fargo	13,818
		68,630	12.85%
Broadcasting & Cable TV
290	Comcast Corp. CL A Special Non-voting	8,222	1.54%

Computer Hardware
140	International Business Machine Corp.	12,403	2.32%

Computer Peripherals
525	Hewlett-Packard Co.	11,151	2.09%

Data Processing Services
300	Computer Sciences Corp. *	13,077
645	Electronic Data Systems Corp.	10,546
		23,623	4.42%

Department Stores
190	Federated Department Stores	9,065	1.70%

Distillers & Vintners
250	Brown Forman Corporation "B"	12,013	2.25%

Diversified Chemicals
195	DuPont (E.I.) de Nemours & Co.	8,424	1.58%

Diversified Financial Services
100	Citigroup Corp.	4,643	0.87%

Electric Utilities
200	Duke Power Co.	3,988
200	Exelon Corp.	6,660
315	Southern Co.	9,110
		19,758	3.70%
Electronic Connectors
300	Tyco International Ltd.	9,237	1.73%

Food Retail
160	Safeway Inc. *	3,610	0.68%

General Merchandise Stores
200	Costco Wholesale Corp. *	7,580	1.42%

Health Care Distributors & Services
100	Wellpoint Health Networks Inc. *	11,154	2.09%

Housewares & Specialties
180	Fortune Brands	13,554	2.54%

Investment Banking & Brokerage
200	Merrill Lynch & Co. Inc.	11,360
145	Morgan Stanley	7,759
5	Piper Jaffray, Inc. *	242
		19,361	3.63%

Industrial Gases
230	Praxair	8,508	1.59%

Integrated Oil & Gas
70	ChevronTexaco Corp	6,328
140	ConocoPhillips	10,266
300	Exxon Mobil	12,975
		29,569	5.54%
Integrated Telecommunication Services
240	ALLTEL Corp.	12,151
350	Southwestern Bell Corp.	8,295
		20,446	3.82%
Life & Health Insurance
335	MetLife Inc.	11,889	2.22%

Movies & Entertainment
280	Viacom Inc. CL B *	10,329	1.93%

Multi-Sector Holdings
235	Leucadia National Corp.	11,680	2.19%

Multi-line Insurance
40	American International Group Inc.	2,932	0.55%

Oil & Gas Equipment & Services
250	Baker Hughes Inc.	8,507	1.59%

Oil & Gas Exploration & Production
180	Anadarko Petroleum	9,813	1.84%

Packaged Goods
190	Unilever NV	12,534	2.35%

Personal Products
175	Alberto-Culver CL B	8,233	1.54%

Pharmaceuticals
290	Merck & Co., Inc.	13,717	2.57%

Property & Casualty Insurance
10	Travelers Class B	397	0.07%

Publishing
95	Gannett Inc.	8,341	1.56%

Real Estate Invetment Trusts
245	Simon Property Group	12,634	2.37%

Restaurants
325	McDonalds Corp.	8,580	1.61%

Sector Index Funds
125	iShares S&P Global	14,202	2.66%

Thrift & Mortgage Finance
160	Fedl National Mortgage Assoc.	10,832
200	Washington Mutual	8,736
		19,568	3.66%

Total for Common Stock ($440,388)		502,722	94.15%

CASH AND EQUIVALENTS
29,752	First American Prime Obligation Fund CL S .60%	29,752	5.57%

	Total Investments	532,474	99.72%
	(Cost $ 470,140)

	Other Assets Less Liabilities	1,490	0.28%

	Net Assets	$ 533,964	100.00%

The accompanying notes are an integral part of the financial statements.

Queens Road Value Fund

Statement of Assets and Liabilities
May 31, 2004

Assets
Investment Securities at Market Value	$ 532,474
(Cost $ 470,140)
Cash	350
Receivables:
Dividends and Interest	1,140
Total Assets	533,964
Net Assets	$ 533,964
Net Assets Consist of:
Capital Paid In	436,919
Accumulated Net Investment Income (Loss)	4,740
Accumulated Realized Gain (Loss)	29,971
Unrealized Appreciation in Value
of Investments Based on Cost - Net	62,334
Net Assets, for 42,594 Shares Outstanding	$ 533,964

Net Asset Value Per Share ($533,964/42,594 shares)	$12.54

The accompanying notes are an integral part of the financial statements.

Queens Road Value Fund

Statement of Operations
For the period ending May 31, 2004

Investment Income:
Dividends	$ 10,440
Interest	37
Total Investment Income	10,477
Expenses: (Note 3)
Advisory fees	4,558
Total Expenses	4,558

Less: Advisory fees waived	(4,558)

Net Investment Income	10,477

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	32,446
Unrealized Appreciation (Depreciation) on Investments	37,296
Net Realized and Unrealized Gain (Loss) on Investments	69,742

Net Increase (Decrease) in Net Assets from Operations	$ 80,219

The accompanying notes are an integral part of the financial statements.

Queens Road Value Fund

Statement of Changes in Net Assets
	6/1/2003	6/13/2002*
	to	to
	5/31/2004	5/31/2003
From Operations:
Net Investment Income	$ 10,477	$ 5,765
Net Realized Gain (Loss) on Investments	32,446	(2,475)
Net Unrealized Appreciation (Depreciation) on Investments	37,296	25,038
Increase (Decrease) in Net Assets from Operations	80,219	28,328
From Distributions to Shareholders:
Net Investment Income	(8,901)	(2,601)
Net Realized Gain from Security Transactions	0	0
Change in Net Assets from Distributions	(8,901)	(2,601)
From Capital Share Transactions:
Proceeds From Sale of Shares	98,417	227,000
Shares Issued on Reinvestment of Dividends	8,901	2,601
Cost of Shares Redeemed	0	0
Net Increase from Shareholder Activity	107,318	229,601

Net Increase in Net Assets	178,636	255,328

Net Assets at Beginning of Period	355,328	100,000
Net Assets at End of Period
(including accumulated undistributed net investment income (loss) of $4,740 and $3,164 respectively)	$ 533,964	$ 355,328

Share Transactions:
Issued	8,811	22,802
Reinvested	713	268
Redeemed	0	0
Net increase (decrease) in shares	9,524	23,070
Shares outstanding beginning of period	33,070	10,000
Shares outstanding end of period	42,594	33,070

The accompanying notes are an integral part of the financial statements.

Queens Road Value Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	6/1/2003	6/13/2002*
	to	to
	5/31/2004	5/31/2003
Net Asset Value -
Beginning of Period	$10.74	$10.00
Net Investment Income	0.26	0.19
Net Gains or Losses on Securities
(realized and unrealized)	1.76	0.64
Total from Investment Operations	2.02	0.83
Distributions
(from net investment income)	(0.22)	(0.09)
(from capital gains)	0.00	0.00
Total from Distributions	(0.22)	(0.09)
Net Asset Value -
End of Period	$12.54	$10.74

Total Return	18.77%	8.43%	(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$534	$355

Net Assets Before Reimbursement
Ratio of Expenses to Average Net Assets	0.95%	0.95%	(b)
Ratio of Net Income to Average Net Assets	1.22%	1.10%	(b)
Net Assets After Reimbursement
Ratio of Expenses to Average Net Assets	0.00%	0.00%	(b)
Ratio of Net Income to Average Net Assets	2.17%	2.04%	(b)
Portfolio Turnover Rate	36.79%	1.73%	(b)

(a) For a period of less than one year, total return is not annualized
(b) Annualized
* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements of the Queens Road Value Fund

May 31, 2004

Note 1. Organization

 The Queens Road Value Fund (the “Fund”), a managed portfolio of the Bragg Capital Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. Prior to November 26, 2003 the Queens Road Value Fund was named the Queens Road Large Cap Value Fund.  The Fund is one of a series of Funds of the Bragg Capital Trust, which also includes the Queens Road Small Cap Value Fund.  The Fund’s investment objective is to seek growth of capital.  It invests primarily in common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation.  The Funds’ registration statement was declared effective on June 13, 2002 and operations began on that date.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price.  Investments for which have no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund’s Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and to disclosure contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for the financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the Fund. Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Distribution to shareholders:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Bragg Financial Advisors, Inc. (the “Advisor”) as its Investment Advisor.  Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of .95% of the Fund’s average daily net asset value. For the year ended May 31, 2004, the Advisor earned $4,558.  From these fees and its own resources the Advisor agrees to pay other operating expenses of the Fund including transfer agent fees, fund accountant fees, registration fees, custodial fees, and other ordinary expenses of the Fund.  However the agreement does not require the Advisor to pay interest, taxes, brokerage commissions and extraordinary expenses of the Fund.  For the year ending May 31, 2004, the Advisor voluntarily waived $4,558 of the management fee.

Certain Trustees and officers of the Trust are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non-interested” Trustee is entitled to receive an annual fee of $500 plus expenses for services relating to the Trust which is paid by the Advisor.

Note 4. Capital Share Transactions

At May 31, 2004, there were an unlimited number of shares authorized and 42,594 shares outstanding, each with no par value, and capital paid-in amounted to $436,919 for the Fund.

Note 5. Investments

For the time period ended May 31, 2004, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $252,443 and $171,178, respectively. As of May 31, 2004, the gross unrealized appreciation for all securities totaled $71,033 and the gross unrealized depreciation for all securities totaled $8,699, for an unrealized appreciation of $62,334.  The aggregate cost of securities for federal income tax purposes at May 31, 2004 was $470,140.

Note 6. Distributions to Shareholders

During the fiscal year ended May 31, 2004, distributions of $0.22 aggregating $8,901 were declared from net investment income.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and were as follows:

Distributions from:	2004
Ordinary Income	$8,901
Short-Term Capital Gain	0
Long-Term Capital Gain	0
Return of Capital	0
$8,901

As of May 31, 2004 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary income/ (accumulated losses)	$4,740
Undistributed capital gain/ (accumulated losses)	29,971
Unrealized appreciation/ (depreciation)	62,334
$97,045

There were no differences between book-basis and tax-basis unrealized appreciation (depreciation).

Note 7. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940.  As of May 31, 2004, the Bragg family owned over 73% of the Fund.

Note 8. Change In Accountants

On May 14, 2004, Cohen McCurdy, Ltd. (“Cohen”) was selected to replace McCurdy & Associates CPA’s, Inc. (“McCurdy”) as the Fund’s independent auditor for the 2004 fiscal year.  The Trust’s selection of Cohen was approved by both the Audit Committee and the Board of Trustees.

McCurdy’s report on the Fund’s financial statements as of May 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  At the financial statements date and through the date of the engagement of Cohen, there were no disagreements between the Fund and McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, that, if not resolved to the satisfaction of McCurdy, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

To the Shareholders and

Trustees of Queens Road Value Fund

(a series of Bragg Capital Trust)

In planning and performing our audit of the financial statements of Queens Road Value Fund (the “Fund”) for the year ended May 31, 2004, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control.   In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  Generally, controls that are relevant to an audit pertain to the entity’s objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles.  Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected.  Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants.  A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.  However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of May 31, 2004.

This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/Cohen McCurdy, Ltd.

Westlake, Ohio

July 16, 2004

Queens Road Small Cap Value Fund

Manager’s Discussion

The Small Cap Value Fund had an outstanding year. Total return for the 12 month period ending 5/31/2004 was 37.52%.  This compares with returns of 30.82% for the Russell 2000 Value Index and 30.08% for the Russell 2000 Index.

Last year in this report I discussed the similarities between our best performing stocks and our worst performing ones. My point was to show that the short-run performance of stocks is pretty random and may not be based on the operating performances of the companies. One of the companies I mentioned was the funeral home operator Stewart Enterprises, Inc., which was one of our worst performers. Not a great deal has changed during the last 12 months over at Stewart, yet this year it was one of our best performing stocks, up over 75%. We weren’t dumb to own this stock two years ago, nor were we brilliant to own it this year. We try not to put much emphasis on short-term stock performance. Instead we focus on poring over the universe of companies, trying to identify the ones that have demonstrated the ability to generate economic profits in businesses that have healthy outlooks. If we can buy these stocks at attractive valuations we will. At that point, patience becomes our most valuable virtue.

Below is our month-by-month performance comparison with both the Russell 2000 Value Index and the Russell 2000 Index. Please note that due to the low level of assets in the fund, the advisor voluntarily agreed to waive its management fee, which would have been 1.35%. The advisor is under no obligation to continue waiving its fee in the future. Had the advisor not waived its fee, our performance would have been lower.

	QRSVX	Russell 2000 Value	Russell 2000
June 2003	2.87	1.69	1.81
July 2003	5.49	4.99	6.26
August 2003	3.16	3.80	4.58
September 2003	-1.90	-1.15	-1.85
October 2003	7.34	8.15	8.40
November 2003	3.77	3.84	3.55
December 2003	3.86	3.62	2.03
January 2004	4.06	3.46	4.34
February 2004	1.28	1.94	.90
March 2003	3.71	1.07	.77
April 2004	-2.70	-5.17	-5.10
May 2004	1.80	1.21	1.59
One Year	37.52	30.82	30.08

Queens Road Small Cap Value Fund

		Schedule of Investments
		May 31, 2004
Shares/Principal Amount		Market Value	% of Assets

COMMON STOCKS
Aerospace & Defense
1,000	United Industrial	$ 21,000	2.17%

Apparel Retail
597	Cato Corporation "A"	13,152	1.36%

Banks
708	Greater Bay Bancorp	20,327
1,255	Southside Bancshares	22,916
		43,243	4.46%

Casinos & Gambling
1,138	Aztar Corporation *	27,437	2.83%

Commercial Printing
650	Banta Corp.	28,366	2.93%

Computer Storage & Peripherals
680	Imation Corp.	27,989	2.89%

Construction & Farm Machinery
468	Oshkosh Truck Corporation	24,219	2.50%

Distillers & Vintners
995	Constellation Brands, Inc. *	35,820	3.70%

Diversified Chemicals
680	FMC Corp. *	27,588	2.85%

Electronic Equipment & Instruments
114	Franklin Electric Co.	7,250
750	MTS Systems Corp.	16,680
		23,930	2.47%

Fertilizers & Agricultural Chemicals
780	American Vanguard Corp.	29,952	3.09%

Footwear
1,094	K-Swiss, Inc. Class A	21,880	2.26%

Gas Utilities
730	New Jersey Resources	28,667
800	UGI Corp.	25,672
		54,339	5.61%
Health Care Distributors & Services
1,170	Owens & Minor, Inc.	28,314
860	Renal Care Group, Inc. *	28,166
		56,480	5.83%
Health Care Facilities
1,000	Stewart Enterprises, Inc. CL A *	7,440	0.76%

Health Care Supplies
1,100	Nutraceutical International *	26,950	2.77%

Home Furnishings
1,000	Dorel Industires, Inc. *	31,680	3.27%

Housewares & Specialities
400	CSS Industries, Inc.	13,960
451	Lancaster Colony Corp.	18,017
		31,977	3.30%

Industrial Machinery
532	Graco Incorporated	14,885	1.54%

Insurance Brokers
1,670	HUB International Ltd.	31,429	3.24%

Life & Health Insurance
2,000	Universal American Financial *	21,900	2.26%

Packaged Foods
600	John B Sanfilippo & Son *	14,946
500	Sanderson Farms	23,000
1,226	Smithfield Foods, Inc. *	35,542
		73,488	7.58%

Personal Products
3,500	CCA Industries	27,125	2.80%

Property & Casualty Insurance
450	CNA Surety Corporation *	4,680
135	Commerce Group, Inc.	6,118
		10,798	1.11%
Real Estate Investment Trusts
528	Amli Residential Properties Trust	14,647
488	The Macerich Company	22,082
377	Prentiss Properties Trust	12,441
		49,170	5.07%

Restaurants
1,390	Ryan's Family Steak Houses, Inc. *	23,394	2.41%

Software & Programming
1,300	Hummingbird Ltd. *	28,912	2.98%

Specialty Chemicals
1,025	Albemarle Corp.	29,500
725	Lubrizol Corp.	24,005
		53,505	5.52%

Thrifts & Mortgage Finance
631	First Federal Capital	17,150
660	Sterling Financial *	21,054
		38,204	3.94%

Total for Common Stock ($742,290)		906,252	93.49%

CASH AND EQUIVALENTS
72,287	First American Prime Obligation Fund CL S .39%	72,287	7.46%

	Total Investments	978,539	100.95%
	(Cost $ 814,577)

	Other Assets Less Liabilities	(9,165)	(0.95)%

	Net Assets	$ 969,374	100.00%

The accompanying notes are an integral part of the financial statements.

Queens Road Small Cap Value Fund

Statement of Assets and Liabilities
May 31, 2004

Assets
Investment Securities at Market Value	$ 978,539
(Cost $ 814,577)
Cash	100
Receivables:
Dividends and Interest	1,012
Total Assets	979,651
Liabilities
Payable for Securities Sold	10,277
Total Liabilities	10,277
Net Assets	$ 969,374
Net Assets Consist of:
Capital Paid In	727,185
Accumulated Net Investment Income (Loss)	2,417
Accumulated Realized Gain (Loss)	75,810
Unrealized Appreciation in Value
of Investments Based on Cost - Net	163,962
Net Assets, for 66,074 Shares Outstanding	$ 969,374

Net Asset Value Per Share ($969,374/66,074 shares)	$14.67

The accompanying notes are an integral part of the financial statements.

Queens Road Small Cap Value Fund

Statement of Operations
For the year ending May 31, 2004

Investment Income:
Dividends	$ 10,855
Interest	99
Total Investment Income	10,954
Expenses: (Note 3)
Advisory fees	10,092
Total Expenses	10,092

Less: Advisory fees waived	(10,092)

Net Investment Income	10,954

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	72,682
Unrealized Appreciation (Depreciation) on Investments	137,469
Net Realized and Unrealized Gain (Loss) on Investments	210,151

Net Increase (Decrease) in Net Assets from Operations	$ 221,105

The accompanying notes are an integral part of the financial statements.

Queens Road Small Cap Value Fund

Statement of Changes in Net Assets
	6/1/2003	6/13/2002*
	to	to
	5/31/2004	5/31/2003
From Operations:
Net Investment Income	$ 10,954	$ 4,743
Net Realized Gain (Loss) on Investments	72,682	3,128
Net Unrealized Appreciation (Depreciation) on Investments	137,469	26,492
Increase (Decrease) in Net Assets from Operations	221,105	34,363
From Distributions to Shareholders:
Net Investment Income	(10,895)	(2,385)
Net Realized Gain from Security Transactions	0	0
Change in Net Assets from Distributions	(10,895)	(2,385)
From Capital Share Transactions:
Proceeds From Sale of Shares	365,906	248,000
Shares Issued on Reinvestment of Dividends	10,895	2,385
Cost of Shares Redeemed	0	0
Net Increase from Shareholder Activity	376,801	250,385

Net Increase in Net Assets	587,011	282,363

Net Assets at Beginning of Period	382,363	100,000
Net Assets at End of Period
(including accumulated undistributed net investment income (loss) of $2,417 and $2,358 respectively)	$ 969,374	$ 382,363

Share Transactions:
Issued	29,859	25,172
Reinvested	795	248
Redeemed	0	0
Net increase (decrease) in shares	30,654	25,420
Shares outstanding beginning of period	35,420	10,000
Shares outstanding end of period	66,074	35,420

The accompanying notes are an integral part of the financial statements.

Queens Road Small Cap Value Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	6/1/2003	6/13/2002*
	to	to
	5/31/2004	5/31/2003
Net Asset Value -
Beginning of Period	$10.80	$10.00
Net Investment Income	0.19	0.16
Net Gains or Losses on Securities
(realized and unrealized)	3.85	0.73
Total from Investment Operations	4.04	0.89
Distributions
(from net investment income)	(0.17)	(0.09)
(from capital gains)	0.00	0.00
Total from Distributions	(0.17)	(0.09)
Net Asset Value -
End of Period	$14.67	$10.80

Total Return	37.52%	9.02%	(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$969	$382

Net Assets Before Reimbursement
Ratio of Expenses to Average Net Assets	1.35%	1.35%	(b)
Ratio of Net Income to Average Net Assets	0.10%	0.42%	(b)
Net Assets After Reimbursement
Ratio of Expenses to Average Net Assets	0.00%	0.00%	(b)
Ratio of Net Income to Average Net Assets	1.45%	1.76%	(b)
Portfolio Turnover Rate	82.56%	13.26%	(b)

(a) For a period of less than one year , total return is not annualized
(b) Annualized
* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements of the Queens Road Small Cap Value Fund

May 31, 2004

Note 1. Organization

 The Queens Road Small Cap Value Fund (the “Fund”), a managed portfolio of the Bragg Capital Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The Fund is one of a series of Funds of the Bragg Capital Trust, which also includes the Queens Road Value Fund.  The Fund’s investment objective is to seek growth of capital.  It invests primarily (under normal market conditions, at least 80% of its total assets) in small capitalization (less than $2 billion market cap at the time of purchase) common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation.  The Funds’ registration statement was declared effective on June 13, 2002 and operations began on that date.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price.  Investments for which have no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund’s Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclosure contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for the financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the Fund. Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Accounting principles general accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Distribution to shareholders:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Fund retains Bragg Financial Advisors, Inc. (the “Advisor”) as its Investment Advisor.  Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of 1.35% of the Fund’s average daily net asset value. For the time year ended May 31, 2004, the Advisor earned $10,092.  From these fees and its own resources the Advisor agrees to pay other operating expenses of the Fund including transfer agent fees, fund accountant fees, registration fees, custodial fees, and other ordinary expenses of the Fund.  However the agreement does not require the Advisor to pay interest, taxes, brokerage commissions and extraordinary expenses of the Fund.  For the year ending May 31, 2004, the Advisor voluntarily waived $10,092 of the management fee.

Certain Directors and officers of the Trust are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non-interested” Trustee is entitled to receive an annual fee of $500 plus expenses for services relating to the Trust which is paid by the advisor.

Note 4. Capital Share Transactions

At May 31, 2004, there were an unlimited number of shares authorized and 66,074 shares outstanding, each with no par value, and capital paid-in amounted to $727,185 for the Fund.

Note 5. Investments

For the year ended May 31, 2004, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $907,284 and $592,732, respectively. As of May 31, 2004, the gross unrealized appreciation for all securities totaled $166,116 and the gross unrealized depreciation for all securities totaled $2,154 for an unrealized appreciation of $163,962.  The aggregate cost of securities for federal income tax purposes at May 31, 2004 was $814,577.

Note 6. Distributions to Shareholders

During the fiscal year ended May 31, 2004, distributions of $0.17 aggregating $10,895 were declared from net investment income.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and were as follows:

Distributions from:	2004
Ordinary Income	$10,895
Short-Term Capital Gain	0
Long-Term Capital Gain	0
Return of Capital	0
$10,895

As of May 31, 2004 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary income/ (accumulated losses)	$2,417
Undistributed capital gain/ (accumulated losses)	75,810
Unrealized appreciation/ (depreciation)	163,962
$242,189

There were no differences between book-basis and tax-basis unrealized appreciation (depreciation).

Note 7. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940.  As of May 31, 2004, the Bragg family owned over 81% of the Fund.

Note 8. Change In Accountants

On May 14, 2004, Cohen McCurdy, Ltd. (“Cohen”) was selected to replace McCurdy & Associates CPA’s, Inc. (“McCurdy”) as the Fund’s independent auditor for the 2004 fiscal year.  The Trust’s selection of Cohen was approved by both the Audit Committee and the Board of Trustees.

McCurdy’s report on the Fund’s financial statements as of May 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  At the financial statements date and through the date of the engagement of Cohen, there were no disagreements between the Fund and McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, that, if not resolved to the satisfaction of McCurdy, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

To the Shareholders and

Trustees of Queens Road Small Cap Value Fund

(a series of Bragg Capital Trust)

In planning and performing our audit of the financial statements of Queens Road Small Cap Value Fund (the “Fund”) for the year ended May 31, 2004, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control.   In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  Generally, controls that are relevant to an audit pertain to the entity’s objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles.  Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected.  Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants.  A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.  However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of May 31, 2004.

This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

/s/Cohen McCurdy, Ltd.

Westlake, Ohio

July 16, 2004

Bragg Capital Trust

Trustee Information

May 31, 2003 (Unaudited)

Interested Trustees Name (Age)	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Steve Scruggs, 35	Trustee, President Secretary	Unlimited 2 yr	Bragg Financial Advisors, Portfolio Manager/Analyst (2000- present) Reliance Insurance Product Manager(1999-2000); Integon Insurance Product Manager (1995-1999)
Benton Bragg, 36	Trustee, Chairman Treasurer	Unlimited 2 yr	Bragg Financial Advisors, President, CEO (1996-present)
Unaffiliated Trustees
Phil Blount, 50	Trustee	Unlimited 2 yr	Icons, Inc., President (2001- present) Marketing Merchandise Halo, Inc., Vice President (1996-2001) Marketing Merchandise
Chris Brady, 34	Trustee	Unlimited 2 yr	Brady Distributing, Vice President (1995-present) Machinery Distribution
Harold Smith, 38	Trustee	Unlimited 2 yr	Raftelis Financial, Vice President (1996 – present) Public Finance Consulting
Tim Ignasher, 42	Trustee	Unlimited 2 yr	Scottish Bank, Vice President (1998 – present) Commercial Loan Officer

All Trustees may be reached by mail, care of the Funds, at:

Queens Road Mutual Funds

100 Queens Road

Charlotte, NC 28204

The Statement of Additional Information has additional information about the Trustees and is available at without charge upon request by calling (440) 922-0066 (collect).

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please send requests to:  Bragg Capital Trust

   100 Queens Road

   Charlotte, NC 28204

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  This is because no one on the board of trustees is deemed to be a financial expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2004

$ 11,482

FY 2003

$ 15971

(b)

Audit-Related Fees

Registrant

FY 2004

$ 960(est)

FY 2003

$ 1915

Nature of the fees:

For Auditor’s consent to incorporate audit in SEC filing.

(c)

Tax Fees

Registrant

FY 2004

$ 415

FY 2003

$ 285

Nature of the fees:

For Excise Tax Return

(d)

All Other Fees

Registrant

FY 2004

$ 0

FY 2003

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee reviews the auditor engagement letter and recommends to the Board of Trustees whether or not to adopt the engagement letter and appoint the independent auditor to perform the services described in the engagement letter.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY2004

$ 0

FY2003

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of July 16, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

By /s/Steven H. Scruggs, President

*  Steven H Scruggs, President

Date August 6, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Benton S. Bragg, Treasurer

*  Benton S Bragg,  Treasurer

Date August 6, 2004

By /s/Steven H Scruggs, President

*  Steven H Scruggs, President

Date August 6, 2004

* Print the name and title of each signing officer under his or her signature.

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